Supplement to the Statement of Additional Information (“SAI”)

of

Credit Suisse Liquid Alternative Fund (the “Fund”),

a series of Credit Suisse Opportunity Funds

Effective July 30, 2012, Sheel Dhande and Alexander De Feo have been added as portfolio managers of the Fund, and Peter Little has resigned as a portfolio manager of the Fund.

The following information supersedes or supplements certain information in the SAI.

In the section entitled “MANAGEMENT OF THE FUND — Portfolio Managers — Portfolio Managers’ Compensation,” the reference to Peter Little is deleted and replaced with a reference to Sheel Dhande and Alexander De Feo.

In the section entitled “MANAGEMENT OF THE FUND — Portfolio Managers — Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts,” the information with respect to Peter Little is deleted and replaced with the following information:

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of July 30, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Sheel Dhande	1	$5,936,918	0	$0	0	$0

Alexander De Feo	1	$5,936,918	4	$344,528,332	0	$0

Shareholders should retain this supplement for future reference.

Dated: August 17, 2012